Exhibit 10.10

Date: 17 September 2007

Anthony Macciola

6773 Groves Court

Chino, CA 91710

Dear Anthony

Amendment to Service agreement

This amendment should be read in conjunction with the offer of employment, dated 15 February 2002, which set out the terms of your employment with Kofax Image Products, Inc.

1.	Effective Date / Notice

This amendment is deemed to take effect on 1 July 2007.

2.	Remuneration

You shall be paid for your services under this Agreement:

2.1	a salary at the rate of USD 213,000 per annum (or at such higher rate as may from time to time be agreed in writing) payable in arrears bimonthly (i.e. 24 equal installments). Your remuneration shall be subject to such withholding or deductions as are required by law to be made; and

2.2	a bonus according annex 1. Target bonus for FY08 for on target performance is USD 106,500.

For the avoidance of doubt, the terms of the remuneration package set out in 2 above, shall be effective from the financial year commencing on 1 July 2007 and will replace all previous bonus schemes to which you are or have previously been entitled.

All other terms and conditions remain unchanged.

I would be grateful if you would confirm your acceptance of this amendment of the terms and conditions of your employment as set out in this letter.

Yours sincerely

/s/ Chief Operating Officer
Chief Operating Officer
DICOM Group

I, Anthony Macciola, confirm my acceptance of this amendment.

/s/ Anthony Macciola	10-10-07
Anthony Macciola	Date

DICOM Group plc Senior executive bonus scheme		Annex 1

Name: Period:	Anthony Macciola Financial year 2008

Bonus calculation

Targets	Adj. OP	Revenue	MBO’s	Total
Target bonus (USD)	47’925	47’925	10’650	106’500
Business target (GBP/’000 / %)	17’078	91’847	100%
Cut-off	80%	80%	0%
Accelerator	900%	900%
Cap (USD)	—	—	10’650
Achieved target	17’078	91’847	100%

Calculated boni:
Bonus to be payed	47’925	47’925	10’650	106’500

% bonus payed at cut-off	0%	0%	0%
Bonus for making cut-off	—	—	—		(Bonus, part 1)

% of cut-off to business target achieved	100%	100%	100%
Bonus for cut-off to 100% of target	47’925	47’925	10’650		(Bonus, part 2)

% Target achieved above target	0%	0%	0%
Accelerated bonus (above target)	—	—	—		(Bonus, part 3)

The bonus calculation above is split into 3 parts:

1.	the bonus for making the cut-off point,
2.	the bonus for achievement from the cut-off point to 100% of the business target, and
3.	the bonus for achievement above the business target,

The bonus to be payed is the sum of these 3 results.

Date: 24 August 2005

Anthony Macciola

6773 Groves Court

Chino, CA 91710

Dear Anthony

Amendment to Service agreement

This amendment should be read in conjunction with the offer of employment, dated 15 February 2002, which set out the terms of your employment with Kofax Image Products, Inc.

1.	Effective Date / Notice

This amendment is deemed to take effect on 1 July 2005. The terms of the appointment shall continue until terminated by either party giving to the other not less than 6 months’ written notice of termination.

2.	Remuneration

You shall be paid for your services under this Agreement:

2.1	a salary at the rate of USD 205,000 per annum (or at such higher rate as may from time to time be agreed in writing) payable in arrears by equal biweekly installments. Your remuneration shall be subject to such withholding or deductions as are required by law to be made; and

2.2	a bonus according annex 1. Target bonus for FY06 for on target performance is USD 70,000.

For the avoidance of doubt, the terms of the remuneration package set out in 2 above, shall be effective from the financial year commencing on 1 July 2005 and will replace all previous bonus schemes to which you are or have previously been entitled.

3.	Company car

You will be entitled to a car allowance of USD 500/month.

All other terms and conditions remain unchanged.

I would be grateful if you would confirm your acceptance of this amendment of the terms and conditions of your employment as set out in this letter.

Yours sincerely

/s/ Chief Operating Officer
Chief Operating Officer
DICOM Group

I, Anthony Macciola, confirm my acceptance of this amendment.

/s/ Anthony Macciola	9-8-05
Anthony Macciola	Date

Date: 24 August 2006

Anthony Macciola

6773 Groves Court

Chino, CA 91710

Dear Anthony

Amendment to Service agreement

This amendment should be read in conjunction with the offer of employment, dated 15 February 2002, which set out the terms of your employment with Kofax Image Products, Inc.

1.	Effective Date / Notice

This amendment is deemed to take effect on 1 July 2006. The terms of the appointment shall continue until terminated by either party giving to the other not less than 12 months’ written notice of termination.

2.	Remuneration

You shall be paid for your services under this Agreement:

2.1	a salary at the rate of USD 213,000 per annum (or at such higher rate as may from time to time be agreed in writing) payable in arrears bimonthly (i.e. 24 equal installments). Your remuneration shall be subject to such withholding or deductions as are required by law to be made; and

2.2	a bonus according annex 1. Target bonus for FY07 for on target performance is USD 95,000.

For the avoidance of doubt, the terms of the remuneration package set out in 2 above, shall be effective from the financial year commencing on 1 July 2006 and will replace all previous bonus schemes to which you are or have previously been entitled.

3.	Company car

You will be entitled to a car allowance of USD 1,080/month.

All other terms and conditions remain unchanged.

I would be grateful if you would confirm your acceptance of this amendment of the terms and conditions of your employment as set out in this letter.

Yours sincerely /s/ Chief Operating Officer
Chief Operating Officer
DICOM Group

I, Anthony Macciola, confirm my acceptance of this amendment.

/s/ Anthony Macciola	9-21-06
Anthony Macciola	Date

DICOM Group plc
Senior executive bonus scheme		Annex 1

Name:	Anthony Macciola
Period:	Financial year 2007

Bonus calculation

Targets	EPS	Revenue	MBO’s	GAGR EPS	Total
Target bonus (USD)	38’000	28’500	19’000	9’500	95’000
Business target (p/’000 GBP/%/%)	14.7	97’807	100%	15.0%
Cut-off	80%	80%	0%	100%
Accelerator	804%	4662%
Cap (USD)	—	—	19’000	19’000
Achieved target	14.7	97’807	100%	15.0%

Calculated boni:
Bonus to be payed	38’000	28’500	19’000	9’500	95’000

% bonus payed at cut-off	0%	0%	0%	0%
Bonus for making cut-off	—	—	—	—		(Bonus, part 1)

% of cut-off to business target achieved	100%	100%	100%	100%
Bonus for cut-off to 100% of target	38’000	28’500	19’000	9’500		(Bonus, part 2)

% Target achieved above target	0%	0%	0%	0%
Accelerated bonus (above target)	—	—	—	—		(Bonus, part 3)

The bonus calculation above is split into 3 parts:

1.	the bonus for making the cut-off point,
2.	the bonus for achievement from the cut-off point to 100% of the business target, and
3.	the bonus for achievement above the business target.

The bonus to be payed is the sum of these 3 results.

In case adjusted, diluted EPS target is not met, total Annual bonus can not exceed 100% of Total Target bonus

Date: 24 August 2005

Anthony Macciola

6773 Groves Court

Chino, CA 91710

Dear Anthony

Amendment to Service agreement

This amendment should be read in conjunction with the offer of employment, dated 15 February 2002, which set out the terms of your employment with Kofax Image Products, Inc.

1.	Effective Date / Notice

This amendment is deemed to take effect on 1 July 2005. The terms of the appointment shall continue until terminated by either party giving to the other not less than 6 months' written notice of termination.

2.	Remuneration

You shall be paid for your services under this Agreement:

2.1	a salary at the rate of USD 205,000 per annum (or at such higher rate as may from time to time be agreed in writing) payable in arrears by equal biweekly installments. Your remuneration shall be subject to such withholding or deductions as are required by law to be made; and

2.2	a bonus according annex 1. Target bonus for FY06 for on target performance is USD 70,000.

For the avoidance of doubt, the terms of the remuneration package set out in 2 above, shall be effective from the financial year commencing on 1 July 2005 and will replace all previous bonus schemes to which you are or have previously been entitled.

3.	Company car

You will be entitled to a car allowance of USD 500/month.

All other terms and conditions remain unchanged.

I would be grateful if you would confirm your acceptance of this amendment of the terms and conditions of your employment as set out in this letter.

Yours sincerely

/s/ Chief Operating Officer
Chief Operating Officer
DICOM Group I, Anthony Macciola, confirm my acceptance of this amendment.

/s/ Anthony Macciola	9-8-05
Anthony Macciola	Date

DICOM Group plc
Senior executive bonus scheme		Annex 1

Name:	Anthony Macciola
Period:	Financial year 2006

Bonus calculation

Targets	EPS	Cash flow	MBO’s	GAGR EPS	Total
Target bonus (CHF)	28’000	14’000	21’000	7’000	70’000
Business target (p/GBP/%)	61.2	16’398	100%	15.0%
Cut-off	80%	80%	0%	100%
Accelerator	1038%	395%
Cap (CHF)	—	—	21’000	7’000
Achieved target	61.2	16’398	100%	15.0%

Calculated boni:
Bonus to be payed	28’000	14’000	21’000	7’000	70’000

% bonus payed at cut-off	0%	0%	0%	0%
Bonus for making cut-off	—	—	—	—		(Bonus, part 1)

% of cut-off to business target achieved	100%	100%	100%	100%
Bonus for cut-off to 100% of target	28’000	14’000	21’000	7’000		(Bonus, part 2)

% Target achieved above target	0%	0%	0%	0%
Accelerated bonus (above target)	—	—	—	—		(Bonus, part 3)

The bonus calculation above is split into 3 parts:

1.	the bonus for making the cut-off point,
2.	the bonus for achievement from the cut-off point to 100% of the business target, and
3.	the bonus for achievement above the business target.

The bonus to be payed is the sum of these 3 results.

KOFAX IMAGE PRODUCTS

16245 LAGUNA CANYON

IRVINE, CA 92618-3603

PHONE: 949-727-1733

FAX: 949-727-3144

http://www.kofax.com

February 15, 2002

Anthony Macciola

6773 Groves Court

Chino, CA 91710

Dear Anthony:

It is a pleasure to extend to you our offer of employment with Kofax Image Products as Vice President, Marketing reporting to the President of Kofax. Your monthly salary will be $14,584.00 together with insurance benefits that are made generally available to employees of the Company. In addition to your base salary, you will be a participant in the executive bonus plan and will have the opportunity to earn up to an additional $20,000 per fiscal year. You will receive a pro-rated bonus at the end of FY02 and then be eligible for the entire bonus at the conclusion of FY03. Your compensation package will be up for review on July 1, 2003.

In the event you should elect to join the Company, the Company would grant you an option to purchase up to 30,000 shares of common stock, subject to approval of the DICOM Board of Directors. This stock would vest over a four-year period at the rate of 25% of the shares on the anniversary date of your employ as a regular employee and then on a quarterly basis thereafter (6.25% per quarter), provided you continue to be an employee. The option price of the common stock will be the fair market value on the date of your employment.

As a former employee of Kofax, you will receive credit for your prior service, less the number of months that you were gone for Company seniority and vacation accrual purposes. Based on an anticipated hire date of April 8, 2002, you would return to Kofax with 8 years and 5 months of prior service.

In order to comply with the Immigration Act requirements, we must ask that you bring with you on your first day of employment, one document from list A on the attached I-9 form or two documents, one from list B and one from list C. You will also be asked to sign a NonDisclosure agreement that is requested of all employees.

Offer – A. Macciola

February 15, 2002

To indicate your acceptance of this offer and agreement to these terms, please sign the copy of this letter and return it to my attention by February 20, 2002. The original is for your records. Your signature on this letter does not bind you to purchase common stock in the Company, exercising your stock options is entirely at your discretion.

Anthony, we are very happy that you will be returning to Kofax and look forward to working with you again. If you have any questions or comments, please feel free to call.

Kind regards,

/s/ Lynne Scheid
Lynne Scheid
Director, Human Resources

THE ABOVE IS ACCEPTABLE TO THE UNDERSIGNED:

/s/ Anthony Macciola	4/22/02
Anthony Macciola	Start Date

KOFAX IMAGE PRODUCTS
16245 LAGUNA CANYON RD. IRVINE, CA 92618-3603 PHONE: 949-727-1733 FAX: 949-727-3144 http://www.kofax.com

February 15, 2002

Anthony Macciola

6773 Groves Court

Chino, CA 91710

Dear Anthony:

It is a pleasure to extend to you our offer of employment with Kofax Image Products as Vice President, Marketing reporting to the President of Kofax. Your monthly salary will be $14,584.00 together with insurance benefits that are made generally available to employees of the Company. In addition to your base salary, you will be a participant in the executive bonus plan and will have the opportunity to earn up to an additional $20,000 per fiscal year. You will receive a pro-rated bonus at the end of FY02 and then be eligible for the entire bonus at the conclusion of FY03. Your compensation package will be up for review on July 1, 2003.

In the event you should elect to join the Company, the Company would grant you an option to purchase up to 30,000 shares of common stock, subject to approval of the DICOM Board of Directors. This stock would vest over a four-year period at the rate of 25% of the shares on the anniversary date of your employ as a regular employee and then on a quarterly basis thereafter (6.25% per quarter), provided you continue to be an employee. The option price of the common stock will be the fair market value on the date of your employment.

As a former employee of Kofax, you will receive credit for your prior service, less the number of months that you were gone for Company seniority and vacation accrual purposes. Based on an anticipated hire date of April 8, 2002, you would return to Kofax with 8 years and 5 months of prior service.

In order to comply with the Immigration Act requirements, we must ask that you bring with you on your first day of employment, one document from list A on the attached I-9 form or two documents, one from list B and one from list C. You will also be asked to sign a Non-Disclosure agreement that is requested of all employees.

Offer – A. Macciola

February 15, 2002

To indicate your acceptance of this offer and agreement to these terms, please sign the copy of this letter and return it to my attention by February 20, 2002. The original is for your records. Your signature on this letter does not bind you to purchase common stock in the Company, exercising your stock options is entirely at your discretion.

Anthony, we are very happy that you will be returning to Kofax and look forward to working with you again. If you have any questions or comments, please feel free to call.

Kind regards,

/s/ Lynne Scheid
Lynne Scheid
Director, Human Resources

THE ABOVE IS ACCEPTABLE TO THE UNDERSIGNED:

Anthony Macciola	Start Date

KOFAX IMAGE PRODUCTS
16245 LAGUNA CANYON IRVINE, CA 92618-3603 PHONE: 949-727-1733 FAX: 949-727-3144 http://www.kofax.com

February 15, 2002

Anthony Macciola

6773 Groves Court

Chino, CA 91710

Dear Anthony:

It is a pleasure to extend to you our offer of employment with Kofax Image Products as Vice President, Marketing reporting to the President of Kofax. Your monthly salary will be $14,584.00 together with insurance benefits that are made generally available to employees of the Company. In addition to your base salary, you will be a participant in the executive bonus plan and will have the opportunity to earn up to an additional $20,000 per fiscal year. You will receive a pro-rated bonus at the end of FY02 and then be eligible for the entire bonus at the conclusion of FY03. Your compensation package will be up for review on July 1, 2003.

In the event you should elect to join the Company, the Company would grant you an option to purchase up to 30,000 shares of common stock, subject to approval of the DICOM Board of Directors. This stock would vest over a four-year period at the rate of 25% of the shares on the anniversary date of your employ as a regular employee and then on a quarterly basis thereafter (6.25% per quarter), provided you continue to be an employee. The option price of the common stock will be the fair market value on the date of your employment.

As a former employee of Kofax, you will receive credit for your prior service, less the number of months that you were gone for Company seniority and vacation accrual purposes. Based on an anticipated hire date of April 8, 2002, you would return to Kofax with 8 years and 5 months of prior service.

In order to comply with the Immigration Act requirements, we must ask that you bring with you on your first day of employment, one document from list A on the attached I-9 form or two documents, one from list B and one from list C. You will also be asked to sign a NonDisclosure agreement that is requested of all employees.